UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

HEWLETT PACKARD ENTERPRISE COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 1, 2020. HEWLETT PACKARD ENTERPRISE COMPANY XXXX XXXX XXXX XXXX (located on the following page). HEWLETT PACKARD ENTERPRISE COMPANY ATTN: LINDA EPSTEIN 6280 AMERICA CENTER DRIVE SAN JOSE, CA 95002 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/hpe or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E90338-P34062-Z76411 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: February 3, 2020 Date: April 1, 2020 Time: 11:00 AM Pacific Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/HPE2020 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/HPE2020 and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E90339-P34062-Z76411 Vote By Internet: Before The Meeting: Go to www.proxyvote.com/hpe. Have the information that is printed in the box marked by the arrow During The Meeting: Go to www.virtualshareholdermeeting.com/HPE2020. Have the information that is printed in the box marked by Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote.com/hpe. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com/hpe 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 18, 2020 to facilitate timely delivery.

The Board of Directors recommends you vote FOR each of the nominees: 1. Election of Directors Nominees: 1l.Lip-Bu Tan 1a. Daniel Ammann 1m. Mary Agnes Wilderotter 1b. Pamela L. Carter The Board of Directors recommends you vote FOR management proposals 2 and 3. 1c. Jean M. Hobby 2. Ratification of the appointment of the independent registered public accounting firm for the fiscal year ending October 31, 2020 1d. George R. Kurtz 3. Advisory vote to approve executive compensation 1e. Raymond J. Lane The Board of Directors recommends you vote AGAINST the following proposal: 1f. Ann M. Livermore 4. Stockholder proposal entitled: "Shareholder Approval of Bylaw Amendments" 1g. Antonio F. Neri NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1h. Charles H. Noski 1i. Raymond E. Ozzie 1j. Gary M. Reiner 1k. Patricia F. Russo E90340-P34062-Z76411 Voting Items

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